Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2020
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Supplemental Cash Flow Information
23.	Supplemental Cash Flow Information
Change in Non-Cash Working Capital

	Three Months Ended June 30		Six Months Ended June 30
(in thousands)	2020	2019	2020	2019

Change in non-cash working capital
Accounts receivable	$(2,828)	$559	$1,494	$867
Accounts payable and accrued liabilities	(1,285)	5,274	(742)	(2,267)
Other	(1,392)	(1,174)	(1,637)	(1,111)

Total change in non-cash working capital	$(5,505)	$4,659	$(885)	$(2,511)
Non-Cash Transactions – Payment of Dividends Under DRIP
As more fully described in Note 19.2, during the six months ended June 30, 2020, the Company declared and paid dividends to its shareholders in the amount of $0.20 per common share for total dividends of $90 million. Approximately 7% of shareholders elected to have their dividends reinvested in common shares of the Company under the Company’s dividend reinvestment plan (“DRIP”). As a result, $83 million of dividend payments were made in cash and $7 million in common shares issued. For the comparable period in 2019, the Company declared and paid dividends to its shareholders in the amount of $0.18 per common share for total dividends of $80 million, with the payment being comprised of $63 million in cash and $17 million in common shares issued.